Asset Backed Securities Portfolio Analysis
Credit Suisse First Boston
ABSC 2005-HE4
5,360 records
Balance: 966,594,700
All records

Selection Criteria: All records
Table of Contents

1.

Remaining Balance

2.

FICO

3.

LTV (LTV >= 80)

4.

Cash out

5.

2-4 Family

6.

Investment and 2nd Home

7.

State

8.

Documentation

9.

IO

10.

LIEN

11.

Loans with Silent Seconds

1. Remaining Balance

Remaining Balance	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV	CLTV	DTI	% of full doc	% of Primary Owner (excluding second homes)	% Single Family	% IO Loans	% Cashout
0.01 - 50000.00	318	12,478,779.84	39,241.45	1.29	10.227	298	635	25.59	93.33	40.64	62.61	99.20	76.90	0.00	28.81
50000.01 - 70000.00	440	26,504,934.17	60,238.49	2.74	8.672	341	611	61.92	83.43	37.28	66.63	91.24	85.61	0.23	47.69
70000.01 - 75000.00	106	7,709,147.11	72,727.80	0.80	8.414	350	588	73.85	84.16	37.39	75.53	92.54	83.88	0.00	47.36
75000.01 - 100000.00	616	54,116,814.95	87,851.97	5.60	7.841	347	607	71.80	81.89	37.66	67.53	93.84	85.01	2.66	52.93
100000.01 - 200000.00	2017	292,997,039.46	145,263.78	30.31	7.354	356	605	77.36	82.40	39.36	61.28	94.59	76.80	10.09	58.39
200000.01 - 300000.00	1070	262,011,844.83	244,870.88	27.11	7.069	356	616	78.94	83.37	40.99	50.08	95.36	76.95	19.30	63.05
300000.01 - 400000.00	521	181,107,675.72	347,615.50	18.74	6.942	357	623	81.85	86.24	41.84	41.05	95.51	70.06	24.15	60.89
400000.01 - 500000.00	197	87,320,495.60	443,251.25	9.03	6.916	358	636	82.87	87.45	42.07	30.91	95.35	70.48	33.35	52.38
500000.01 - 1000000.00	75	42,347,968.46	564,639.58	4.38	6.687	356	654	80.68	85.57	40.35	34.60	97.45	78.05	34.12	57.49
Total:	5360	966,594,700.14	180,334.83	100.00	7.240	354	617	77.84	84.13	40.40	51.17	95.08	75.82	17.48	58.47

2. FICO

FICO	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV	CLTV	DTI	% of full doc	% of Primary Owner (excluding second homes)	% Single Family	% IO Loans	% Cashout
<= 599	2258	379,130,508.77	167,905.45	39.22	7.710	355	557	76.62	78.08	40.37	62.18	97.18	80.79	4.17	76.53
600 - 619	705	124,001,975.17	175,889.33	12.83	7.013	354	610	77.88	83.39	40.21	63.21	97.27	76.54	24.54	65.28
620 - 639	636	117,970,067.83	185,487.53	12.20	6.969	355	629	79.52	85.30	40.33	54.90	94.09	74.56	24.34	57.13
640 - 659	590	110,694,022.18	187,616.99	11.45	6.922	353	650	79.08	88.85	40.42	39.64	93.65	71.06	27.17	41.58
660 - 679	465	93,682,494.29	201,467.73	9.69	6.885	355	669	79.23	90.39	40.68	35.23	92.76	71.12	34.66	38.41
680 - 699	272	57,030,615.66	209,671.38	5.90	6.837	354	689	78.47	91.51	40.15	30.22	93.78	73.39	26.46	40.24
700 - 719	172	32,958,105.76	191,616.89	3.41	6.915	356	710	76.58	92.80	41.06	26.80	89.32	68.44	19.49	27.56
720 >=	262	51,126,910.48	195,140.88	5.29	6.924	356	747	77.87	92.54	40.65	24.98	88.94	66.49	19.38	24.71
Total:	5360	966,594,700.14	180,334.83	100.00	7.240	354	617	77.84	84.13	40.40	51.17	95.08	75.82	17.48	58.47

3. LTV (LTV >= 80)

LTV (LTV >= 80)	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV	CLTV	DTI	% of full doc	% of Primary Owner (excluding second homes)	% Single Family	% IO Loans	% Cashout
= 80.00	1371	272,577,633.90	198,816.65	40.29	6.853	357	639	80.00	93.53	40.71	45.00	97.61	70.51	28.66	26.31
80.01 - 85.00	697	134,884,339.52	193,521.29	19.94	7.350	357	593	84.46	85.58	39.57	56.43	95.83	79.69	12.09	72.98
85.01 - 90.00	907	182,637,702.03	201,364.61	26.99	7.366	357	623	89.69	90.02	40.49	52.40	88.32	75.91	21.68	60.10
90.01 - 95.00	255	54,719,188.23	214,585.05	8.09	7.463	353	656	94.05	94.81	40.45	43.28	94.82	72.42	28.84	53.07
95.01 - 100.00	511	31,747,777.05	62,128.72	4.69	9.975	334	665	38.02	99.89	42.10	48.41	100.00	70.09	0.00	13.68

Other

	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV	CLTV	DTI	% of full doc	% of Primary Owner (excluding second homes)	% Single Family	% IO Loans	% Cashout
Refinance - Cashout	2962	565,164,946.19	190,805.18	100.00	7.209	354	599	76.92	77.68	40.14	57.12	96.21	80.48	12.85	100.00

2-4 Unit	290	72,407,969.10	249,682.65	100.00	7.331	356	643	78.71	84.03	41.35	37.11	79.00	0.00	7.94	54.01

Investment Property	257	43,607,996.04	169,680.92	91.62	7.650	358	650	83.25	83.64	38.75	47.97	0.00	57.20	0.00	46.53

California	1491	367,172,565.42	246,259.27	79.01	6.877	356	627	76.12	82.61	40.95	43.18	95.71	81.81	30.82	63.28
Georgia	100	12,387,529.48	123,875.29	2.67	8.108	356	585	82.19	87.25	38.43	66.11	96.12	84.24	0.96	50.06
Massachusetts	102	22,771,417.69	223,249.19	4.90	7.326	357	615	77.06	84.39	41.94	46.15	94.30	69.98	2.96	47.65
New York	231	62,367,382.09	269,988.67	13.42	7.181	355	621	76.54	80.82	42.46	47.07	98.51	70.50	2.08	69.02

Second Home	21	3,988,922.36	189,948.68	8.38	8.012	358	600	84.15	84.15	41.22	39.46	0.00	42.88	11.63	28.51

Stated Documentation	2085	425,446,213.79	204,050.94	100.00	7.507	356	635	78.00	85.64	40.81	0.00	94.80	73.34	18.32	50.80

Interest Only	627	168,920,500.06	269,410.69	100.00	6.719	358	649	82.99	91.36	40.52	48.16	99.73	76.76	100.00	43.00

Second Lien	477	25,032,518.39	52,479.07	100.00	10.454	328	666	19.76	99.87	41.92	46.38	100.00	72.39	0.00	12.81

Loans with Silent Seconds	1069	214,932,112.69	201,059.04	100.00	6.740	357	657	80.22	99.16	41.41	40.56	98.96	68.71	33.48	5.03

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Apr 14, 2005 13:19

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